EXHIBIT 99.1

Heat Biologics NASDAQ: HTBX CORPORATE PRESENTATION NOVEMBER 2019

Forward Looking Statements This presentation includes statements that are, or may be deemed, ‘‘forward - looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended . In some cases, these forward - looking statements can be identified by the use of forward - looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward - looking statements contain these words . They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to complete clinical trials and make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us . By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K/A for the year ended December 31 , 2018 , our quarterly reports on Form 10 - Q for the subsequent quarters and our other subsequent filings with the Securities and Exchange Commission (collectively, our “SEC Filings”) . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law . 2

Snapshot of Heat Biologics (Nasdaq: HTBX) • Biopharmaceutical company developing a suite of potential first - in - class immunotherapy products • HS - 110, an “off the shelf” cell - based immunotherapy product that has the potential to improve PD(L) - 1 based therapy - Planning for registrational trial - Ongoing Phase 2 program demonstrates signals of efficacy in two treatment settings - Broad market potential in multiple oncology indications - Fully allogeneic product with low COGs • Promising pipeline based on T - cell activation and co - stimulation - IND clearance by US FDA for HS - 130, IND clearance for PTX - 35 expected in Q2, 2020 - Product pipeline offers additive clinical benefit when combined with anti - PD - (L)1 and other immunotherapies • Experienced management team with proven track record advancing oncology drugs to the market 3

Product Pipeline 4 Product MOA (Modality) Indication Preclinical Phase 1 Phase 2 Phase 3 HS - 110 gp96 (Cell Therapy) NSCLC HS - 130 OX40L (Cell Therapy) Multiple Solid Tumor PTX - 35 TNFRSF25 (mAb) Multiple Solid Tumor

HS-110 Overview

- **HS-110 is a Phase 2 cell-based immunotherapy administered in combination with PD-(L)1 therapies to improve clinical outcomes for NSCLC patients**
  - Allogeneic cells with engineered gp96 to present 70+ different cancer testis antigens
  - Selectively activate CD8+ "killer" T cells
  - gp96 can up-regulate T-cell co-stimulation and maturation of antigen presenting cells (APCs)
- **PD-(L)1 is approved for multiple cancers and combination approaches may enhance survival benefits**

The combination of HS-110 and PD-(L)1 therapy may benefit patients that have progressed on prior PD-(L)1 therapy

References: Strbo et al 2013. Immunologic research; Strbo et al 2013. Journal of immunology; Yifei Wang et al. 2018. J Immunol; Heat Biologics Internal data; ‡ Shukuya & Carbone 2016. Journal of Thoracic Oncology, Vol.11 No.7: 976 - 988

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PD(L) - 1 Therapy is Approved for Multiple Cancers 6 Data Source: Globocan 2018. Graph production by Cancer Cases Number Percentage Lung 2 093 876 11.6% Breast 2 088 849 11.6% Colorectum 1 849 518 10.2% Prostate 1 276 106 7.1% Stomach 1 033 701 5.7% Liver 841 080 4.7% Esophagus 572 034 3.2% Other cancers 8 323 793 46% PD(L) - 1 approved indications in US* * Including microsatellite instability - high cancer E stimated Number of New Cases in 2018 Worldwide

Combination of HS - 110 and PD(L) - 1 therapy • HS - 110 is designed to overcome mechanisms of immune evasion, thereby having the potential to enable effective treatment with PD(L) - 1 - Target to be effective in patients that generally do not benefit from PD(L) - 1 therapy 7 Cold Tumor HS - 110 + PD(L) - 1 No Benefit Benefit No Benefit Benefit *Pie chart for illustrative purposes and not drawn to scale

Clinical Support for HS - 110 + Nivolumab MOA 8 CD8+ TIL Infiltration Associated with Clinical Response Combination treatment drives “killer” CD8+ T - cells deep into tumors Baseline (Cold) Week 10 (Hot) Patient 1 Partial Response at Week 18 High CD8+ TIL ( > 10%) Patient 2 Partial Response at Week 9 Patient 3 Partial Response at Week 18 Low CD8+ TIL ( < 10%) “Turning COLD Tumors HOT” Data from Phase 1b/2 trial in advanced NSCLC patients treated by HS - 110 + Nivolumab at > 2L

HS-110 Clinical Data

A Phase 1b/2 Study of HS-110 in Combination with Multiple Treatment Regimens in Patients with NSCLC

This is a non-randomized, open-label study that assesses HS-110 in combination with nivolumab or pembrolizumab in four different patient populations with advanced NSCLC

HS-110 + Nivolumab

A. 2+ line Checkpoint Inhibitor (CPI) naïve patients

B. 2+ line patients that progressed following CPI treatment

HS-110 + Pembrolizumab ± Pemetrexed

C. 1st line patients achieving SD/PR prior to pembrolizumab maintenance therapy

D. 1st line patients achieving SD/PR prior to pembrolizumab + pemetrexed maintenance therapy

Primary Endpoints
- Cohort A & B: **ORR**
- Cohort C & D: **PFS**

Secondary Endpoints
- **OS, PFS, DCR, DOR**

Exploratory Endpoints
- **Baseline CD8+ TILs**
  (Low defined as ≤ 10% stromal CD8+ TILs)
- **PD-L1 expression**
  (Negative defined as < 1% on tumor cells)
- **Peripheral blood tumor mutation burden count**
  (Low defined as < 10 mutations/ Mb)
- **ELISPOT cytokine analysis**

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Trial Result Summary Compare with Published Data 10 A comparison with published literature in NSCLC patients treated with nivolumab as a single agent HS - 110 + Nivolumab Δ 93% Non - squamous NSCLC 7% Squamous NSCLC Nivolumab * Checkmate 57 Non - squamous NSCLC Nivolumab ‡ Checkmate 17 Squamous NSCLC ORR 20% 19% 20% DCR 46% 44% 49% Median PFS (months) 1.9 2.3 3.5 Median OS (months) 16.9 50% of pts still alive with median follow - up time of 17 months 12.2 9.2 Δ Heat Biologics Cohort A interim results as of July 2019 data cut, n=46 * Borghaei et al. 2015 New England Journal of Medicine. 373:1627 - 39, n=292 ‡ Brahmer et al. 2015 New England Journal of Medicine. 373:123 - 135, n=135 Cohort A: CPI naïve pts treated by HS - 110 + Nivolumab at > 2L

PFS by Injection Site Reaction (ISR) 11 Cohort A: CPI naïve pts treated by HS - 110 + Nivolumab at > 2L Progression free survival (PFS) is significantly better in patients who experienced dermal injection site reaction, thus supporting the HS - 110 mechanism of action As of July 2019 data cut ISR = Yes refers to patients who experienced at least one injection site reaction at any time during treatment (N = 26)

OS by Injection Site Reaction (ISR) 12 Cohort A: CPI naïve pts treated by HS - 110 + Nivolumab at > 2L Overall survival (OS) is significantly better in patients who experienced dermal injection site reaction, thus supporting the HS - 110 mechanism of action As of July 2019 data cut ISR = Yes refers to patients who experienced at least one injection site reaction at any time during treatment ISR N Median OS, 95% CI (mos) Yes 26 42.1 (15.8, 42.1) No 20 5.9 (1.4, 11.6) HR: 0.14 (95%CI: 0.05 - 0.36) p < 0.0001 0 12 24 36 0 25 50 75 100 Months P e r c e n t S u r v i v a l ISR=Y ISR=N

Cohort A:

CPI naïve pts treated by HS-110 + Nivolumab at ≥2L

Summary of PFS and OS

Compare with Published Data

- Cohort A: Stage III or IV advanced NSCLC patients
- A comparison with published literature in NSCLC patients treated with *nivolumab as a single agent*

(Months)	**HS-110 + Nivolumab** [Δ] 93% Non-squamous NSCLC and 7% Squamous NSCLC		**Nivolumab** Non-Squamous NSCLC	Squamous
	All (n=46)	ISR+ (n=26)	Checkmate 57* (n=292)	Checkmate 17‡ (n=135)
Median PFS	1.9	6.1	2.3	3.5
Median OS	**16.9** 50% of pts still alive with median follow-up time of 17 months	**42.1**	**12.2**	**9.2**

[Δ] Heat Biologics Cohort A interim results as of July 2019 data cut. Subgroup analysis by ISR was retrospective.
[1] ISR = injection site reaction. [2] CD8+ TIL = CD8+ tumor infiltration lymphocytes at baseline (High > 10%, Low ≤ 10%). [3] PD-L1 (Positive ≥ 1%, Negative < 1%). NR = Not reached. As of last data cut-off in July, 2019. Median follow-up time = 14.4 months.

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HS-110 Clinical Data

A Phase 1b/2 Study of HS-110 in Combination with Multiple Treatment Regimens in Patients with NSCLC

This is a non-randomized, open-label study that assesses HS-110 in combination with nivolumab or pembrolizumab in four different patient populations with advanced NSCLC

HS-110 + Nivolumab

A. 2+ line Checkpoint Inhibitor (CPI) naïve patients

B. 2+ line patients that progressed following CPI treatment

HS-110 + Pembrolizumab ± Pemetrexed

C. 1st line patients achieving SD/PR prior to pembrolizumab maintenance therapy

D. 1st line patients achieving SD/PR prior to pembrolizumab + pemetrexed maintenance therapy

Primary Endpoints

- Cohort A & B: **ORR**
- Cohort C & D: **PFS**

Secondary Endpoints

- **OS, PFS, DCR, DOR**

Exploratory Endpoints

- **Baseline CD8+ TILs**
  (Low defined as ≤ 10% stromal CD8+ TILs)
- **PD-L1 expression**
  (Negative defined as < 1% on tumor cells)
- **Peripheral blood tumor mutation burden count**
  (Low defined as < 10 mutations/ Mb)
- **ELISPOT cytokine analysis**

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Response and Disease Control Comparison with Published Data 15 Cohort B: CPI progressors treated by HS - 110 + Nivolumab at > 2L -100 -75 -50 -25 0 25 50 75 100 % C h a n g e i n t u m o r b u r d e n * f r o m b a s e l i n e Tumor shrinkage observed in 38% of patients *Waterfall plot of evaluable ITT patients (N=52) using RECIST 1.1 Target Lesion Response. Post - baseline scans not available for 4 patients. Δ Heat Biologics Cohort B as of July 2019 data cut; n=56. PR unconfirmed as study is actively ongoing at time of analyses. Per iRECIST, one patient achieved confirmed PR after initial radiographic PD. † Kazandjian et al 2017 Seminars in Oncology 44(2017)3 – 7. Retrospective analysis. Two of the 10 patients had unconfirmed responses. N=121. As of July 2019 data cut HS - 110 + Nivolumab Δ Nivolumab † iRECIST RECIST 1.1 RECIST 1.1 ORR 14% (8) 13% (7) 8.3% (10) PR 14% (8) 13% (7) 8.3% (10) SD 46% (26) 46% (26) Not Available Not Evaluable 7% (4) 7% (4) Not Available DCR 61% (34) 59% (33) Not Available

PFS by Injection Site Reaction (ISR) 16 As of July 2019 data cut Cohort B: CPI progressors treated by HS - 110 + Nivolumab at > 2L 0 3 6 9 12 0 25 50 75 100 P r o g r e s s i o n F r e e S u r v i v a l ( % ) ISR = Yes ISR = No ISR Median PFS, 95% CI (mos) Yes (n=39) 3.7 (1.9, 5.8) No (n=17) 1.8 (1.0, 3.7) HR: 0.40 (95%CI: 0.20 – 0.78) p = 0.0068 Months ISR = Yes refers to patients who experienced at least one injection site reaction at any time during treatment (N = 39)

OS by Injection Site Reaction (ISR) 17 As of July 2019 data cut Cohort B: CPI progressors treated by HS - 110 + Nivolumab at > 2L Months 0 3 6 9 12 0 25 50 75 100 O v e r a l l S u r v i v a l ( % ) ISR = No ISR = Yes ISR Median OS, 95% CI (mos) Yes (n=39) 12.0 (9.4, Not Reached) No (n=17) 5.0 (3.0, Not Reached) HR: 0.16 (95%CI: 0.05 – 0.45) p = 0.0005 ISR = Yes refers to patients who experienced at least one injection site reaction at any time during treatment (N = 39)

Cohort B:
CPI progressors treated by HS-110 + Nivolumab at ≥2L

Summary of PFS and OS

Compared with Published Data

- Unresectable or metastatic NSCLC patients, heavily pretreated(63% with ≥ 2 lines of prior therapy)
- A comparison with published literature in NSCLC patients *after PD-(L)1 progression*

	HS-110 + Nivolumab at ≥ 2nd line after CPI failure Δ		**Treatment Options** at ≥ 3rd line after CPI failure		
(Months)	**All** (n=56)	**ISR+** (n=39)	**Gemcitabine †** (n=27)	**Docetaxel †** (n=25)	**Chemotherapy ‡** (n=28)
Median PFS	3.2	3.7	2.8	2.7	4.7
Median OS	**11.8**	**12.0**	**7.5**	**6.8**	**9.0**

Δ Heat Biologics Cohort B as of July 2019 data cut estimate with 70% of the patients still alive. ORR and DCR unconfirmed as study is actively ongoing at time of analyses. ORR performed locally by study Investigators using RECIST 1.1.
† Single agent chemotherapy, Constatini et al 2018 ERJ Open Research ‡ Schvartsman et al 2017 Lung Cancer

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Favorable Safety Profile to Date • Over 1,000 doses administered to 150+ patients • Only one patient ended treatment due to an HS - 110 related non - serious adverse reaction * • No treatment - related serious adverse reactions • No increase in immune - related adverse events compared to single - agent checkpoint inhibitors No additive toxicities to standard of care 19 Immune Reaction* ≤ Grade 3 toxicity Injection Reactions Week 1 Week 2 *Represents the only patient of 15 0 + patients dosed who discontinued treatment for a HS - 110 related adverse event As of last data cut in 2019

Product Pipeline 20 Product MOA (Modality) Indication Preclinical Phase 1 Phase 2 Phase 3 HS - 110 gp96 (Cell Therapy) NSCLC HS - 130 OX40L (Cell Therapy) Multiple Solid Tumor PTX - 35 TNFRSF25 (mAb) Multiple Solid Tumor

HS - 130 Overview • HS - 130 is the first allogeneic, off - the - shelf, cell therapy approach utilizing OX40 - mediated co - stimulation to enhance activation of dormant immune signal - Leverage HS - 110 clinical experience and manufacturing know - how - Addition of OX40L fusion protein to extend and expand T cell memory - IND clearance by US FDA. Phase 1 expected to commence in Q4/2019 • Mechanism of Action offers broad market potential • Heat Biologics has worldwide rights 21

Product Pipeline 22 Product MOA (Modality) Indication Preclinical Phase 1 Phase 2 Phase 3 HS - 110 gp96 (Cell Therapy) NSCLC HS - 130 OX40L (Cell Therapy) Multiple Solid Tumor PTX - 35 TNFRSF25 (mAb) Multiple Solid Tumor

PTX - 35 Overview • Potential first - in - class T cell co - stimulator targeting TNFRSF25, with preferential specificity to generate “memory” CD8+ T cells - FDA clearance of PTX - 35 IND expected in Q2, 2020 • Broad market potential - Efficacy demonstrated in multiple preclinical in vivo colon, lung and breast cancer models • Synergistic combination with immunotherapies including HS - 110 and CPIs • Awarded a $15.2M grant to fund 70 pt. clinical trial • Heat Biologics has worldwide rights 23

Heat Biologics NASDAQ: HTBX APPENDIX 24

HS - 110 MOA AND PRECLINICAL DATA 25

PD(L) - 1 Therapy is Approved for Multiple Cancers Lung cancer 733.3 Gastric cancer 679.1 Esophageal cancer 477.9 Liver cancer 466.1 Colorectal cancer 376.3 Pancreas cancer 90.1 Lymphoma 88.2 Bladder cancer 80.5 Leukemia 75.3 Prostate cancer 60.3 Others 1164.5 Lung cancer Gastric cancer Esophageal cancer Liver cancer Colorectal cancer Pancreas cancer Lymphoma Bladder cancer Leukemia Prostate cancer Others PD(L) - 1 approved indications in US* Chen et al. 2016 CA Cancer J Clin 66: 115 - 132 Top 10 Cancers in China by Incidence Incidence in Thousands * Including microsatellite instability - high cancer 26

Heat’s Combination Platforms Unlocking the Body’s Natural Defenses with a Broad Range of Combination Therapies Checkpoint Inhibitors PD1/PDL1 CTLA - 4 Lag - 3 TIM - 3 Plus others Combined with Co - Stimulation T - cell Activation Pelican PTX - 35 Monoclonal Antibody ImPACT® Therapy Cell - based Delivery of Multiple Antigens Activation of Patients’ CD8+ “Killer” T - cells ComPACT™ Therapy Cell - based Delivery of Multiple Antigens Activation of Patients’ CD8+ “Killer” T - cells Co - Stimulation to Enhance T - cell Activation and Expansion Heat Technologies 27

Introducing gp96 – Its dual role

The Immune System's "Swiss Army Knife"*


Cell Membrane
Antigen
gp96
Antigen
Leash
Tethered to our cells
with a "KDEL" leash
Endoplasmic Reticulum

"Molecular Warning System"

- A natural biological process to deliver proteins (antigens) & gp96 to our immune system
- Gp96 "chaperones" newly-created proteins to the cell membrane where they are released and embedded
- Gp96 chaperoned proteins are only naturally released via necrosis
- Gp96, when present outside the cell, alerts the immune system and then becomes one of the most powerful adjuvants that show exclusive specificity to CD8+ ("killer") T-cells

*Schild, H. & Rammensee, H. Gp-96 – The Immune System's Swiss Army Knife. Nature Immunology 2, 100-101 (2000)

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Heat’s T Cell Activation Platform - ImPACT ® “Severing the Leash” Heat Biologics ImPACT® technology reprograms cancer cells to continuously secrete their own antigens • ImPACT® technology genetically modifies tumor cells by “severing the leash” that binds the gp96 to the endoplasmic reticulum, and replacing it with a secretory sequence that pumps gp96 out of the cell • Mimics necrotic cell death by enabling fully - allogeneic “off - the - shelf” living cancer cells to “pump - out” their own antigens along with their gp96 chaperone gp96 antigen Leash Endoplasmic Reticulum Cell Membrane Antigen ImPACT technology removes the leash that binds gp96 to the cell 29

HS - 110 Mechanism of Action 1. Secretion of gp96 - Ig carrying tumor specific proteins represented on the patients tumor 2. Activation of APCs (TLR2/4) and cross - presentation of antigens (CD91) 3. Specific T - cell receptor engagement 4. Clonal Expansion of Tumor Antigen Specific T cells. 2 signals delivered to APCs: x Antigen cross presentation to MHC class I via CD91 x Up regulation of co - stimulatory signals via TLR2/4 2 4 6 8 10 12 0 5 10 15 20 0 5 10 15 20 Day Post Transfer / Treatment % O T - I / C D 8 + T c e l l s % O T - 2 / C D 4 + T c e l l s P HS - 110 Heat Biologics Internal Data 30

HS - 110 Mechanism of Action • HS - 110 is derived from a lung adenocarcinoma cell line transfected with gp 96 - Ig, where the gp 96 KDEL ER retention sequence is replaced by IgG 1 Fc • gp 96 - Ig acts as a chaperone protein for tumor associated antigens and is recognized by CD 91 on APCs ; resulting in cross - presentation of antigen to MHC I for the selection of antigen - specific CD 8 cells • gp 96 - Ig also binds to TLRs 2 and 4 leading to upregulation of co - stimulatory molecules, which include MHC II and secretion of cytokines and chemokines 31

HS-110: Heat's Proprietary Cell Line

Heat's unique cell-secreted gp96 firstly activates dendritic cells via TLR signaling and subsequently CD8+ T cells via antigen cross presentation



ImPACT Cell
Cancer-killing T-cell
Cluster of five 0.1 mL intradermal injections
ImPACT cells secrete antigens designed to specifically activate patient's killer T-cells
T-cells circulate to destroy patient's tumor
Activation Cell
Dendritic Cell
Dendritic Cell
CD8+ T Cells
Tumor Cells
Activated cells **EXPRESS** chaperoned antigens
Chaperoned antigens activate dendritic cells, which then **ACTIVATE & PROLIFERATE** CD8+ T-cells
CD8+ T-cells locate and **ELIMINATE** cancer cells

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ImPACT ® “Off - the - shelf” Manufacturing Designed for Robust, Pan - antigen T - cell Activation • Frozen, fully - diluted single - dose vial • Final drug product: 10 million cells • Easily scaled manufacturing Low COG, off - the - shelf alternative to autologous therapies 33

Key Data Summary • Response rate by RECIST 1.1 - Objective response rate (ORR) was 13% - Disease control rate (DCR) was 59% • Median overall survival (OS) was estimated at 11.8 months with 70% of patients still alive • Median progression free survival ( mPFS ) was 3.2 months • Patients who experienced an ISR vs. those who did not: - Improved PFS (HR = 0.40, p = 0.0068) - Improved OS (HR = 0.16, p = 0.0005) • The effect of HS - 110 in combination with nivolumab is not dependent on PD - L1 expression • Combination of HS - 110 and nivolumab was well tolerated by patients Cohort B: CPI progressors treated by HS - 110 + Nivolumab at > 2L As of July 2019 data cut 34

PTX - 35 PRECLINICAL DATA 35

TNFRSF25

An Emerging Target for T-cell Co-stimulation

Target	Companies	Co-stimulator Combinations
4-1BB	Pfizer, ISA Pharma, Gilead, Bristol Myers, Inhibrx, Immatics, Pieris, NCI	Phase 1/2 Combinations: Chemotherapy, epigenetic modulator, CD20 mAb, HPV vaccine, CART, PD-L1, BTK, Herceptin, modified CD8+ T cells, IL-2, CSF1R, LAG-3, bispecific w/ HER-2, two co-stimulators (w/ OX40)
OX40	MedImmune, GSK, Incyte, Genentech, Pfizer, AbbVie, Bristol Myers, Alligator Bio	Phase 1/2 OX-40 prior to surgery. Other combinations: PD-1, PD-L1, CTLA4, axitinib, 41BB, smoothened inhibitor Anti-CD33, azacitidine, TLRs, bi-specifics of OX40 and CTLA-4
GITR	Novartis, Incyte-Agenus, MedImmune, Leap Therapeutics, BMS, OncoMed	Phase 1 Combinations: PD-1, Fc disabled co-stimulation, hexameric GITR ligand, IDO inhibitor, CTLA-4, GITR ligand-fusion
CD27	Celldex-BMS, Merck-Aduro	Phase 1/2 Combinations: PD-1/L-1, sunitinib, CD20, melanoma vaccine, TL3 agonist
ICOS	Celgene-Jounce, GSK	Phase 1/2 Combinations: PD-1, CTLA4, docetaxel
TNFRSF25	Heat (under Pelican)	FDA clearance of PTX-35 IND expected in Q2, 2020 in advanced solid tumors

- TNFRSF25 is a potential best-in-class T cell co-stimulator due to its **preferential specificity to 'memory' CD8+ T cells**
- **Pelican is the only company** with a disclosed program targeting TNFRSF25

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TNFRSF25 as a Novel I/O Combination Target • TNFRSF25 is one of the most recently discovered T cell costimulator , and is a rapidly emerging target • Pelican is the only company developing TNFRSF25 agonist antibodies for I/O Mahoney K. et al . Nat Rev Drug Discov . 2015 “Although TNFRSF25 is chromosomally localized with 4 - 1BB, OX40, GITR and CD27, sequence analysis suggests that TNFRSF25 is relatively divergent or perhaps ancestral… Thus we might expect that therapeutics directed against this pathway will have unique activity.” Comment from Gordon Freeman et al 37

TNFRSF25: Why So Complicated?

TNFRSF25's evolutionary origin

Potentially a mechanism that preserves needed tissue and friendly bacteria during an immune response



Example: gut invasion occurs in the context of friendly microbiome bacteria. How does the body protect what is needed while weeding out invaders?

One molecule – three types of T-cells


Expand but delay activation of existing Treg
Treg
Treg
Expand activated CD8+
CD8
CD8
TL1a
T Cell
APC
TNFRSF25
Inhibits Tconv to iTreg conversion
CD4
iTreg

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TNFRSF25 is preferentially expressed on CD8+ and CD4+ T - cells T - cells compared to other T - cell co - stimulators Genomics Institute of the Novartis Research Foundation Su et al . PNAS 2004: 101 (16);6062 - 7 ( red = high expression) 39

PTX-35 Preclinical Data highlights CD8+ T-cell Specificity

TNFRSF25 is preferentially expressed on CD8+ T-cells compared to other T-cell co-stimulators

- Co-stimulation occurs only in the context of **TCR recognition of antigen**
- Drives the development of **antigen-specific CD8+ T-cells**

  (mimics TL1A, the specific ligand of TNFRSF25)


In mice, TNFRSF25 agonists increases
Antigen-specific T-cell proliferation
Increased effector cytokine production
Increased effector immune function
Increased survival in mice model

Compared to agonists OX40, GITR, 4-1BB:

- TNFRSF25 shows superior activity in stimulating memory CD8+ cells in mice
- TNFRSF25 agonism plus *ImPACT* results in improved survival in mouse melanoma models

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Preferential CD8+ T-cell Induction with TNFRSF25 in Mice

Pre-clinical studies with murine agonist antibody shows TNFRSF25 preferentially 'boosts' CD8+ T-cells, whereas OX40 is preferential to CD4+ T-cells


CD4+
0.4
6.8
1.5
6.8
CD8+
9.5
8.4
16.9
49.3
TCR Vα2
TCR Vβ5
% Antigen Specific Memory CD8+ T-cells

TNFRS25	-	-	+	+
OX40	-	+	-	+
ImPACT	+	+	+	+

The frequency of antigen-specific memory CD4+ or memory CD8+ T-cells following treatment of mice with *ImPACT™* alone, or in combination with OX40 or TNFRSF25 antibodies

Schreiber et al. J Immunol 2012:189(7);3311-8

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TNFRSF25 agonist + ImPACT Significantly Increases Survival in Mice Established (nine - day) B16 - F10 melanoma mouse model GITR 4 - 1BB TNFRSF25 Control 4 - 1BB ImPACT ImPACT + 4 - 1BB Control GITR ImPACT ImPACT + GITR Control TNFRSF25 ImPACT ImPACT + TNFRSF25 Schreiber T. et al. SITC 2014 42

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